Exhibit 10.16

CONFIRMATION AND AMENDMENT OF MASTER PARTICIPATION AGREEMENT

THIS CONFIRMATION AND AMENDMENT OF PARTICIPATION AGREEMENT (“Confirmation and Amendment”), is executed to be effective as of the 18th day of March, 2021, by and between HOME POINT FINANCIAL CORPORATION, a New Jersey corporation (hereinafter referred to as "Seller"), and MERCHANTS BANK OF INDIANA (hereinafter referred to as "Participant");

W I T N E S S E S T H A T:

WHEREAS, Seller and Participant entered into that certain Master Participation Agreement dated May 31, 2017 for a participation facility in the amount of Six Hundred Million and 00/100 Dollars ($600,000,000.00), as subsequently increased to One Billion and 00/100 Dollars ($1,000,000,000.00) (as heretofore amended, modified or restated, referred to as the "Participation Agreement");

WHEREAS, among other terms specifically identified herein, Seller and Participant have agreed to modify certain terms of the Participation Agreement as more particularly described herein;

WHEREAS, Participant is willing to modify the Participation Agreement subject to, inter alia, the terms and conditions hereinafter specified and upon the condition that Seller makes the acknowledgements, agreements and confirmations set forth herein and executes all documents reasonably required by Participant to effectuate such modification.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Participant agree as follows:

1.Seller and Participant agree that notwithstanding anything to the contrary in the Participation Agreement, Participation Certificates may, at Seller’s option be in physical form and/or represented on Participant’s Warehouse Loan System (WLS) evidencing all Mortgage Loans funded but not yet sold pursuant to the Participation Agreement. In addition to the foregoing, Seller hereby agrees that contemporaneously with executing this Confirmation and Amendment, Seller shall execute a Power of Attorney in the form attached hereto as Exhibit A authorizing Participant in its sole discretion from time to time to prepare and execute any Participant Certificates evidencing Participant’s Ownership Interest (“Power of Attorney”).

2.Seller acknowledges and confirms that the Participation Agreement continues in full force and effect. Seller reaffirms and ratifies all warranties, representations, provisions, conditions, terms, covenants and agreements set forth in the Participation Agreement.

3.Seller represents and warrants to Participant that (a) as of the effective date hereof, there exists no event of default under the Participation Agreement, or any condition that, with the giving of notice, lapse of time, or both, would constitute an event of default under the Participation Agreement, and (b) Seller has no defenses, offsets, claims or counterclaims against Participant under the Participation Agreement, or any other agreement, instrument, document or event executed or occurring in connection therewith.
4.This Confirmation and Amendment shall be binding upon and inure to the benefit of Seller and Participant and their respective successors, assigns and legal representatives.

5.The undersigned, executing this Confirmation and Amendment for and on behalf of Seller, certifies and represents to Participant that s/he is duly authorized by all action necessary on the part of Seller to execute and deliver this document and that this document constitutes a legal, valid and binding obligation of Seller in accordance with its terms. This agreement may be executed and delivered in multiple counterparts, including by electronic signature and transmission, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

6.This Confirmation and Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.

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IN WITNESS WHEREOF, the undersigned have caused this Confirmation and Amendment of Master Participation Agreement to be executed effective as of the date first above written.

Seller:

HOME POINT FINANCIAL CORPORATION

By:	/s/ Joseph Ruhlin
Name:	Joseph Ruhlin
Title:	Treasurer

Participant:

MERCHANTS BANK OF INDIANA

By:	/s/ Kelly Horvath
Name:	Kelly Horvath
Title:	VP Warehouse